                                                                    Exhibit 99.1

CONSOLIDATED FINANCIAL STATEMENTS
Financial Guaranty Insurance Company and Subsidiaries
December 31, 2004
with Report of Independent Auditors

                    Financial Guaranty Insurance Company and Subsidiaries

                        Consolidated Financial Statements

                                December 31, 2004

                         Report of Independent Auditors

The Board of Directors and Stockholder
Financial Guaranty Insurance Company

We have  audited  the  accompanying  consolidated  balance  sheets of  Financial
Guaranty  Insurance  Company and Subsidiaries (the "Company") as of December 31,
2004 and 2003, and the related consolidated statements of income,  stockholder's equity and cash flows for the year ended  December 31, 2004 and the periods from
December  18, 2003 through  December 31, 2003,  and from January 1, 2003 through
December 17, 2003.  These  financial  statements are the  responsibility  of the
Company's  management.  Our  responsibility  is to  express  an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable  assurance about whether the financial  statements are free of material  misstatement.  An audit includes  consideration of internal control over  financial  reporting as a basis for designing  audit  procedures  that are appropriate  in the  circumstances,  but not for the  purpose of  expressing  an opinion on the  effectiveness  of the Company's  internal control over financial reporting.  Accordingly,  we express  no such  opinion.  An audit also  includes examining,  on a test basis,  evidence supporting the amounts and disclosures in
the  financial   statements,   assessing  the  accounting  principles  used  and
significant  estimates made by management  and evaluating the overall  financial statement  presentation.  We believe that our audits provide a reasonable  basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly, in all material respects,  the consolidated financial position of the Company as of
December 31, 2004 and 2003, and the consolidated results of their operations and their cash flows for the year  ended  December  31,  2004 and the  periods  from
December  18, 2003  through  December  31, 2003 and from January 1, 2003 through
December 17, 2003, in conformity with accounting  principles  generally accepted in the United States.

                                                          /s/ Ernst & Young LLP

New York, New York
January 24, 2005

                                        1

                          Independent Auditors' Report

The Board of Directors and Stockholder
Financial Guaranty Insurance Company:

We have  audited  the  accompanying  predecessor  basis  statements  of  income, stockholder's  equity and cash flows for the year ended December 31, 2002. These financial  statements are the  responsibility of the Company's  management.  Our responsibility  is to express an opinion on these financial  statements based on our audit.

We conducted our audit in accordance with auditing standards  generally accepted in the  United  States of  America.  Those  standards  require  that we plan and perform the audit to obtain  reasonable  assurance  about  whether the financial statements are free of material misstatement. An audit includes consideration of internal  control  over  financial  reporting  as a basis  for  designing  audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the  effectiveness  of the Company's  internal  control over  financial  reporting.  Accordingly,  we express no such opinion.  An audit includes  examining,  on a test  basis,  evidence  supporting  the  amounts  and disclosures in the financial  statements.  An audit also includes  assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly, in all material  respects,  the results of  operations  and cash flows of Financial
Guaranty  Insurance  Company for the year ended  December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

New York, New York
February 14, 2003

                                        2

                    Financial Guaranty Insurance Company and Subsidiaries

                           Consolidated Balance Sheets

                       (Dollars in thousands, except per share amounts)

                                                                   DECEMBER 31
                                                               2004           2003
                                                          -------------------------------
ASSETS

Fixed maturity securities, at fair value (amortized cost
of $2,921,320 in 2004 and $2,688,459 in 2003)                $2,938,856     $2,691,922
Short-term investments, at cost, which approximates fair
value                                                          140,473         14,377
                                                          -------------------------------
Total investments                                            3,079,329      2,706,299

Cash and cash equivalents                                       69,292         78,645
Accrued investment income                                       36,580         32,803
Receivable for securities sold                                       -            170
Reinsurance recoverable on losses                                3,054          8,065
Other reinsurance receivable                                         -          5,295
Prepaid reinsurance premiums                                   109,292        123,768
Deferred policy acquisition costs                               33,835          2,921
Receivable from related parties                                    802          9,759
Property and equipment, net of accumulated depreciation
  of $164 in 2004                                                2,408              -
Prepaid expenses and other assets                                7,826          6,058
Federal income taxes receivable                                      -            126
                                                          -------------------------------
Total assets                                                $3,342,418     $2,973,909
                                                          ===============================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Unearned premiums                                         $1,043,334     $  918,882
  Loss and loss adjustment expenses                             39,181         40,467
  Ceded reinsurance balances payable                             3,826            114
  Accounts payable and accrued expenses                         22,874         19,238
  Obligations under capital lease                                6,446          6,982
  Payable for securities purchased                               5,715              -
  Current federal income taxes payable                           4,401              -
  Deferred federal income tax liability                         38,765         18,862
                                                          -------------------------------
Total liabilities                                            1,164,542      1,004,545
                                                          -------------------------------
Stockholder's equity:
  Common stock, par value $1,500 per share; 10,000
  shares
    authorized, issued and outstanding                          15,000         15,000
  Additional paid-in capital                                 1,882,772      1,857,772
  Accumulated other comprehensive income, net of tax            15,485          2,059
  Retained earnings                                            264,619         94,533
                                                          -------------------------------
Total stockholder's equity                                   2,177,876      1,969,364
                                                          -------------------------------
Total liabilities and stockholder's equity                  $3,342,418     $2,973,909
                                                          ===============================

See accompanying notes to consolidated financial statements.

                                        3

                    Financial Guaranty Insurance Company and Subsidiaries

                        Consolidated Statements of Income

                             (Dollars in thousands)

                                         SUCCESSOR                  PREDECESSOR
                                 ------------------------    -------------------------
                                               PERIOD FROM   PERIOD FROM
                                                DECEMBER      JANUARY
                                               18, 2003      1, 2003
                                  YEAR ENDED    THROUGH       THROUGH      YEAR ENDED
                                 DECEMBER 31, DECEMBER 31,   DECEMBER 17,  DECEMBER 31,
                                   2004          2003          2003          2002
                                  -------------------------------------------------------
Revenues:

  Gross premiums written           $323,575      $12,213      $248,112      $232,579
  Reassumed ceded premiums            4,959        6,300        14,300         2,600
  Ceded premiums written            (14,656)         (39)      (14,852)      (29,202)
                                 -------------------------------------------------------
  Net premiums written              313,878       18,474       247,560       205,977
  Increase in net unearned         (138,929)      (9,892)     (105,811)      (71,080)
     premiums
                                 -------------------------------------------------------
Net premiums earned                 174,949        8,582       141,749       134,897

Net investment income                97,709        4,269       112,619       119,595
Net realized gains                      559            -        31,506        68,546
Other income                            736           44           580         5,309
                                 -------------------------------------------------------
Total revenues                      273,953       12,895       286,454       328,347

Expenses:
  Loss and loss adjustments           5,922          236        (6,757)          501
     expenses
  Underwriting expenses              74,163        7,622        55,780        34,092
  Policy acquisition costs          (32,952)      (2,931)      (23,641)      (14,911)
     deferred
  Amortization of deferred
     policy acquisition costs         2,038           10        15,563        15,261
                                 -------------------------------------------------------
Total expenses                       49,171        4,937        40,945        34,943
                                 -------------------------------------------------------

Income before income taxes          224,782        7,958       245,509       293,404

Income tax expense (benefit):
  Current                            41,773        1,191        55,772        87,203
  Deferred                           12,923          573        (1,612)      (11,385)
                                 -------------------------------------------------------
Income tax expense                   54,696        1,764        54,160        75,818
                                 -------------------------------------------------------

Income before extraordinary item    170,086        6,194       191,349       217,586
Extraordinary gain                        -       13,852             -             -
                                 -------------------------------------------------------
Net income                         $170,086      $20,046      $191,349      $217,586
                                 =======================================================

See accompanying notes to consolidated financial statements.

                                                4

                    Financial Guaranty Insurance Company and Subsidiaries

                       Consolidated Statements of Stockholder's Equity

                             (Dollars in thousands)

                                                                                      ACCUMULATED
                                                                      ADDITIONAL         OTHER
                                                        COMMON         PAID-IN       COMPREHENSIVE      RETAINED
                                                         STOCK         CAPITAL      INCOME (LOSS),      EARNINGS         TOTAL
                                                                                      NET OF TAX
                                                      ------------------------------------------------------------------------------

PREDECESSOR

Balance at January 1, 2002                             $15,000         $  383,511      $(14,932)        $1,623,299      $2,006,878
  Net income                                                 -                  -            -            217,586         217,586
  Other comprehensive income (loss):
    Change in fixed maturity securities                      -                  -       67,113                  -          67,113
    available-for-sale
    Change in foreign currency translation adjustment        -                  -       (2,682)                 -          (2,682)
                                                                                                                     ---------------
Total comprehensive income                                                                                                282,017
Dividend declared                                            -                  -            -           (100,000)       (100,000)
                                                      ------------------------------------------------------------------------------
Balance at December 31, 2002                            15,000            383,511       49,499          1,740,885       2,188,895
  Net income                                                 -                  -            -            191,349         191,349
  Other comprehensive income (loss):
    Change in fixed maturity securities                      -                  -         (424)                 -            (424)
    available-for-sale
    Change in foreign currency translation adjustment        -                  -        4,267                  -           4,267
                                                                                                                     ---------------
Total comprehensive income                                                                                                195,192
Dividend declared                                            -                  -            -           (284,300)       (284,300)
                                                      ------------------------------------------------------------------------------
Balance at December 17, 2003                            15,000            383,511       53,342          1,647,934       2,099,787
SUCCESSOR
  Purchase accounting adjustments                            -          1,474,261      (53,342)        (1,573,447)       (152,528)
  Net income                                                 -                  -            -             20,046          20,046
  Other comprehensive income:
    Change in fixed maturity securities                      -                  -        2,059                  -           2,059
    available-for-sale
                                                                                                                     ---------------
Total comprehensive income                                                                                                 22,105
                                                      ------------------------------------------------------------------------------
Balance at December 31, 2003                            15,000          1,857,772        2,059             94,533       1,969,364
Net income                                                   -               -              -             170,086         170,086
Other comprehensive income:
  Change in fixed maturity securities                        -               -           9,340                -             9,340
  available-for-sale
  Change in foreign currency translation adjustment          -               -           4,086                -             4,086
                                                                                                                     ---------------
Total comprehensive income                                                                                                183,512
Capital contribution                                         -             25,000           -                 -            25,000
                                                      ------------------------------------------------------------------------------
Balance at December 31, 2004                           $15,000         $1,882,772      $15,485          $ 264,619       $2,177,876
                                                      ==============================================================================

See accompanying notes to consolidated financial statements.

                                                                        5

                    Financial Guaranty Insurance Company and Subsidiaries

                      Consolidated Statements of Cash Flows

                             (Dollars in thousands)

                                                   SUCCESSOR              PREDECESSOR
                                           -----------------------  -----------------------
                                                          PERIOD    PERIOD
                                                           FROM     FROM
                                                         DECEMBER    JANUARY
                                            YEAR ENDED   18, 2003    1, 2003
                                             DECEMBER     THROUGH   THROUGH      YEAR ENDED
                                                31,    DECEMBER 31, DECEMBER 17, DECEMBER 31,
                                               2004        2003         2003       2002
                                            ------------------------------------------------
 OPERATING ACTIVITIES

 Net income                                   $170,086     $20,046    $191,349   $217,586
 Adjustments to reconcile net income to
   net cash provided by operating
   activities:
     Extraordinary gain                             -     (13,852)          -           -
     Amortization of deferred policy            2,038          10      15,563      15,261
      acquisition costs
     Policy acquisition costs deferred        (32,952)     (2,931)    (23,641)    (14,911)
     Net realized gains on investments           (559)          -     (31,506)    (68,546)
     Change in unearned premiums              124,452       2,460      86,250      70,741
     Change in loss and loss adjustment        (1,286)        236      (7,644)       (987)
      expenses
     Depreciation of property and                 164           -          22          53
      equipment
     Change in reinsurance recoverable          5,011        (104)        410       1,269
     on losses
     Change in prepaid reinsurance             14,476       7,432      19,725         340
      premiums
     Other reinsurance receivables              5,295      (5,295)          -           -
     Change in federal income taxes               126        (172)     (2,407)          -
      receivable
     Change in receivable from related          8,957         (76)     (9,811)          -
     parties
     Change in accrued investment
      income, prepaid expenses and             (5,545)     (5,065)      6,292       2,769
      other assets
     Change in ceded reinsurance
      balances and accounts payable and         7,348       6,485       1,804      (5,867)
      accrued expenses
     Deferred federal income tax               12,923         573      (1,612)    (11,385)
     liability
     Amortization of fixed maturity            37,013         693      21,129      12,081
      securities
     Change in current federal income           4,401           -     (97,477)      9,748
      taxes payable
                                            ------------------------------------------------
 Net cash provided by operating               351,948      10,440     168,446     228,152
 activities
                                             ------------------------------------------------

 INVESTING ACTIVITIES
 Sales of fixed maturity securities           178,030       1,780   1,023,378   2,155,829
 Maturities of fixed maturity securities      106,197           -       4,725          35
 Purchases of fixed maturity securities      (547,745)          -    (877,340) (2,478,839)
 Purchases, sales, and maturities of
   short-term investments, net               (126,096)    (12,736)     41,504     212,127
 Receivable for securities sold                   170         538         283        (991)
 Payable for securities purchased               5,715           -      (5,333)     (9,334)
 Purchase of fixed assets                      (2,572)          -           -          -
                                            ------------------------------------------------
 Net cash (used in) provided by              (386,301)    (10,418)    187,217    (121,173)
   investing activities
                                            ------------------------------------------------

 FINANCING ACTIVITIES
 Capital contribution                          25,000           -           -           -
 Dividends paid                                     -           -    (284,300)   (100,000)
                                            ------------------------------------------------
                                            ------------------------
 Net cash provided by (used in)                25,000           -    (284,300)   (100,000)
 financing activities
                                            ------------------------------------------------
                                            ------------------------------------------------

 Net (decrease) increase in cash and           (9,353)         22      71,363       6,979
 cash equivalents
 Cash and cash equivalents at beginning        78,645      78,623       7,260         281
 of period
                                            ------------------------------------------------
 Cash and cash equivalents at end of          $69,292     $78,645     $78,623    $  7,260
 period
                                            ================================================

 Supplemental disclosure:
     Income taxes paid                        $38,200     $     -     $156,800   $ 77,500
     Interest paid                                905           -           -           -
                                            ================================================

See accompanying notes to consolidated financial statements.

                                                6

                    Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements

                                December 31, 2004

                             (Dollars in thousands)

1. BUSINESS AND ORGANIZATION

Financial   Guaranty   Insurance  Company  (the  "Company")  is  a  wholly-owned
subsidiary of FGIC  Corporation  (the  "Parent").  The Parent was a wholly-owned subsidiary of General Electric Capital  Corporation ("GE Capital").  The Company
provides  financial guaranty insurance for public finance and structured finance obligations.  The Company began insuring public finance  obligations in 1984 and structured  finance  obligations  in 1988. The Company's  financial  strength is rated "Aaa" by Moody's Investors Service, Inc. ("Moody's"),  "AAA" by Standard &
Poor's Rating Services, a division of The McGraw-Hill  Companies,  Inc. ("S&P"), and "AAA" by Fitch Ratings, Inc. ("Fitch"). The Company is licensed to engage in financial  guaranty  insurance in all 50 states,  the District of Columbia,  the
Commonwealth of Puerto Rico and, through a branch, in the United Kingdom.

During 2004, FGIC  capitalized two  wholly-owned  subsidiaries  FGIC UK Services
Ltd.  and FGIC UK Ltd.  FGIC UK Ltd.  was  licensed  in  November  2004 to write financial  guaranty  business in the United  Kingdom and  subsequently  obtained passport rights to write this business in EU member countries. FGIC UK Services,
Ltd. will perform management services for both the UK branch and FGIC UK Ltd.

On December  18,  2003,  an investor  group  consisting  of The PMI Group,  Inc.
("PMI"),  affiliates of the Blackstone Group L.P. ("Blackstone"),  affiliates of the Cypress  Group L.L.C.  ("Cypress")  and  affiliates  of CIVC  Partners  L.P.
("CIVC"),  collectively  the "Investor  Group",  completed the acquisition  (the
"Transaction")  of  FGIC  Corporation  from  a  subsidiary  of GE  Capital  in a
transaction  valued  at  approximately   $2,200,000.   At  the  closing  of  the
Transaction,  the Investor Group, acting through an affiliate, paid GE Capital a cash  purchase  price of  approximately  $1,600,000,  which was funded by equity investments by the Investor Group and borrowings of approximately $227,300 under a bridge loan  facility  with an  affiliate of Bank of America  Corporation.  In addition, FGIC Corporation paid GE Capital approximately $284,300 in pre-closing dividends and GE Capital retained 2,346 shares of Senior  Preferred  Manditorily
Convertible  Modified  Stock (the "Senior  Preferred  Shares") with an aggregate liquidation  preference of $234,600 and  approximately 5% of FGIC  Corporation's common  stock.  PMI is the  largest  stockholder  of  FGIC  Corporation,  owning approximately 42% of its common stock at December 31, 2004 and 2003. Blackstone,
Cypress and CIVC own approximately 23%, 23% and 7% of FGIC Corporation's  common stock, respectively, at December 31, 2004 and 2003.

                                        7

                    Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

2. BASIS OF PRESENTATION

The consolidated  financial  statements  include the accounts of the Company and its wholly-owned  subsidiaries.  All significant intercompany balances have been eliminated.

The preparation of financial statements in conformity with accounting principles generally  accepted in the United States  ("GAAP")  requires  management to make estimates  and  assumptions  that affect the amounts  reported in the  financial statements and the  accompanying  notes.  Actual results could differ from those estimates.

The accompanying  financial  statements have been prepared on the basis of GAAP, which differs in certain  respects from the accounting  practices  prescribed or permitted by the New York Department of Insurance (the  "Department")  (see Note
4).

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company's significant accounting policies are as follows:

A. INVESTMENTS

The   Company   classifies   all   of   its   fixed   maturity   securities   as
available-for-sale,  which  is  recorded  on  the  trade  date  at  fair  value.
Unrealized gains and losses are recorded as a separate  component of accumulated
other  comprehensive   income,  net  of  applicable  income  taxes.   Short-term
investments are carried at cost, which approximates fair value.

Bond  discounts  and  premiums  are  amortized  over the  remaining  term of the securities.  Realized gains or losses on the sale of investments  are determined based on the specific identification method.

Securities which have been determined to be other-than-temporarily  impaired are reduced to realizable  value,  establishing  a new cost basis,  with a charge to realized loss at such date.

B. CASH AND CASH EQUIVALENTS

The  Company   considers  all  bank  deposits,   highly  liquid  securities  and
certificates  of deposit with  maturities of three months or less at the date of purchase  to be cash  equivalents.  These cash  equivalents  are carried at cost which approximates fair value.

                                        8

                    Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. PREMIUM REVENUE RECOGNITION

Premiums are received either up-front or over time on an installment  basis. The premium  collection  method is  determined  at the time the  policy  is  issued.
Up-front premiums are paid in full at the inception of the policy and are earned over the  period of risk in  proportion  to the total  amount of  principal  and interest  outstanding.  Installment  premiums  are  collected  periodically  and premiums are reflected in income pro rata over the period covered by the premium payment.  Unearned  premiums  represent the portion of premiums received that is applicable to future periods on policies in force. When an obligation insured by the Company has been refunded prior to the end of the expected  policy  coverage period,  any remaining  unearned premium is recognized at that time. A refunding occurs when an insured  obligation is repaid or fully  defeased  prior to stated
maturing.  Ceded premiums are earned in a manner  consistent with the underlying policies.

D. POLICY ACQUISITION COSTS

Policy  acquisition  costs include only those  expenses that relate  directly to premium  production.  Such costs include  compensation of employees  involved in marketing, underwriting and policy issuance functions, rating agency fees, state premium taxes and certain other  expenses.  In  determining  policy  acquisition costs,  the Company must  estimate and allocate the  percentage of its costs and expenses  that are  attributable  to premium  production,  rather  than to other activities.  Policy  acquisition  costs,  net of  ceding  commission  income  on premiums  ceded to  reinsurers,  are deferred and  amortized  over the period in which the related  premiums  are earned.  Anticipated  loss and loss  adjustment expenses and  maintenance  costs and net  investment  income are  considered  in determining the recoverability of acquisition costs.

E. LOSS AND LOSS ADJUSTMENT EXPENSES

Provision for loss and loss adjustment  expenses includes principal and interest and other  payments due under  insured risks at the balance sheet date for which an actual  payment  default has occurred or when a payment  default is probable.
The loss reserves that are established  fall into two categories:  case reserves and  watch  list  reserves.  Case  reserves  are  established  for the  value of estimated losses on particular insured obligations that are

                                        9

                    Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

presently or likely to be in payment  default at the balance sheet date, and for which  the  future  loss is  probable  and can be  reasonably  estimated.  These reserves  represent  an  estimate  of  the  present  value  of  the  anticipated shortfall, net of reinsurance,  between (1) payments on insured obligations plus anticipated  loss adjustment  expenses and (2)  anticipated  cash flow from, and proceeds to be received on sales of any  collateral  supporting  the  obligation and/or other anticipated  recoveries.  The discount rate used in calculating the net present value of estimated  losses is based upon the risk-free  rate for the average  maturity of the  applicable  bond  sector.  As of December 31, 2004 and
2003,  discounted  case-basis  loss and loss  adjustment  expense  reserves were
$15,700 and $18,900,  respectively.  Loss and loss adjustment  expenses included amounts  discounted at an approximate  interest rate of 4.5% in 2004 and 4.4% in
2003.  The amount of the  discount at December  31, 2004 and 2003 was $2,500 and
$3,400, respectively.

The Company  establishes  watch list  reserves to recognize  the  potential  for claims  against the Company on insured  obligations  that are not  presently  in payment default,  but which have migrated to an impaired level, where there is a substantial increased probability of default. These reserves reflect an estimate of probable loss given evidence of impairment,  and a reasonable estimate of the amount of loss given default.  The methodology for  establishing and calculating the  watch  list  reserve  relies  on a  categorization  and  assessment  of the probability of default,  and loss severity given  default,  of the  specifically identified impaired obligations on the watch list based on historical trends and other  factors.  The watch list  reserve is  adjusted  as  necessary  to reflect changes in the loss expectation inherent in the group of impaired credits. As of
December  31,  2004  and  2003,   such   reserves   were  $23,500  and  $21,600,
respectively.

The reserve for loss and loss  adjustment  expenses are reviewed  regularly  and updated  based on claim  payments and the results of ongoing  surveillance.  The result of the Company's  ongoing insured  portfolio  surveillance is to identify all impaired  obligations and thereby provide a materially complete  recognition of losses for each accounting  period.  The reserves are necessarily  based upon estimates  and  subjective  judgments  about the outcome of future  events,  and actual results will likely differ from these estimates.

                                        10

                    Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. INCOME TAXES

Deferred  tax  assets  and   liabilities  are  recognized  for  the  future  tax
consequences   attributable  to  differences  between  the  financial  statement carrying  amounts of existing assets and  liabilities  and their  respective tax bases.  These temporary  differences  relate principally to unrealized gains and
losses  on  available-for-sale   fixed  maturity  securities,   premium  revenue
recognition,  deferred  acquisition costs,  discount on loss and loss adjustment reserves and certain loss reserves,  alternative  minimum tax (AMT) credit carry forwards and profit commission. Deferred tax assets and liabilities are measured using  enacted  tax rates  expected  to apply to taxable  income in the years in which those temporary  differences are expected to be recovered or settled.  The effect  on  deferred  tax  assets  and  liabilities  of a change in tax rates is recognized  in income in the period  that  includes  the  enactment  date of the change.

Financial  guaranty  insurance  companies  are  permitted to deduct from taxable income,  subject to certain limitations,  amounts added to statutory contingency reserves (see Note 4). The amounts  deducted must be included in taxable  income upon their  release  from the  reserves.  The  amounts  deducted  are allowed as deductions  from  taxable  income  only  to  the  extent  that  U.S.  Government non-interest  bearing  tax and loss  bonds are  purchased  and held in an amount equal to the tax benefit attributable to such deductions.

G. PROPERTY AND EQUIPMENT

Property  and  equipment  consists  of  office  furniture,   fixtures,  computer
equipment  and software and leasehold  improvements,  which are reported at cost less  accumulated  depreciation.  Office  furniture and fixtures are depreciated straight-line over five years.  Leasehold  improvements are amortized over their estimated  service  life or over the life of the lease,  whichever  is  shorter.
Computer  equipment and software are depreciated  over three years.  Maintenance and repairs are charged to expense as incurred.

H. GOODWILL

Effective  January 1, 2002,  FGIC  Corporation  adopted  Statement  of Financial
Accounting Standards No. 142, Goodwill and Other Intangible Assets ("SFAS 142").
Under  SFAS  142,  goodwill  is no longer  amortized  but  rather is tested  for impairment at least annually.

                                        11

                    Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In accounting  for the  Transaction  in 2003,  the Company has applied  purchase accounting as prescribed by Statement of Financial accounting Standards No. 141,
Business  Combinations ("SFAS 141") and Securities and Exchange Commission Staff
Accounting  Bulletin 54. Under this  accounting  method,  the purchase price has been pushed down into the accompanying financial statements, with the difference between  the  purchase  price  and the sum of the  fair  value of  tangible  and identifiable  intangible  assets acquired less liabilities  assumed resulting in negative  goodwill of $27,300 at December 18, 2003. In accordance  with SFAS 141 the Company reduced the value assigned to  non-financial  assets,  the remaining negative  goodwill  of $13,852  was  recorded  as an  extraordinary  gain in the consolidated statement of income. In 1989, when FGIC Corporation was acquired by
GE Capital,  FGIC  Corporation  did not push down the purchase price and related goodwill to the Company.

As a result of the purchase accounting effective on December 18, 2003, the basis of the assets and liabilities has changed,  which  necessitates the presentation of Predecessor  Company and the Successor  Company  columns in the  Consolidated
Statements of Income, Stockholder's Equity and Cash Flows.

I. FOREIGN CURRENCY TRANSLATION

The Company has an established foreign branch and two wholly-owned  subsidiaries in the United  Kingdom and insured  exposure  from a former branch in France and determined  that the  functional  currencies  of these  entities are their local currencies.  Accordingly,  the assets and liabilities of these foreign  entities are translated into U.S.  dollars at the rates of exchange  existing at December
31, 2004 and 2003 and revenues and expenses are  translated  at average  monthly exchange rates.  The cumulative  translation  gain at December 31, 2004 and 2003 was  $4,086  and  $0,  respectively,  net of  tax  expense  of  $2,200  and  $0, respectively,  and is  reported as a separate  component  of  accumulated  other comprehensive income in the consolidated statement of stockholders' equity.

                                        12

                    Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. VARIABLE INTEREST ENTITIES

In January 2003, the FASB issued Financial  Interpretation No. 46, Consolidation of Variable  Interest  Entities ("FIN 46"), which the Company adopted on July 1,
2003.  FIN 46's  consolidation  criteria  are based upon  analysis  of risks and rewards,  not control,  and represent a significant and complex  modification of previous  accounting  principles.  FIN 46 represents an accounting  change not a change in the underlying economics  associated with the transactions,  which may be affected by FIN 46. FIN 46 clarifies the  consolidation  criteria for certain entities  in  which  equity  investors  do not  have  the  characteristics  of a controlling  financial interest or do not have sufficient equity at risk for the entity to finance  its  activities  without  additional  subordinated  financial support from other parties.  FIN 46 requires  variable  interest  entities to be consolidated by their primary  beneficiaries  if the entities do not effectively
disperse  risk  among  parties   involved.   Variable   interest  entities  that
effectively disperse risks will not be consolidated. FIN 46 requires disclosures for entities that have either a primary or  significant  variable  interest in a variable interest entity.

As a  part  of  its  structured  finance  business,  the  Company  insures  debt obligations or certificates issued by special purposes entities. At December 31,
2004, the Company had $4,910 of gross principal outstanding related to insurance contracts issued to commercial paper conduits--variable  interest entities under
FIN  46--which  the Company does not believe  requires  consolidation  but which requires disclosure.  With respect to the remainder of the municipal finance and
structured  finance   transactions   insured,  the  Company  has  evaluated  the
transactions,  and does not believe any such transactions require  consolidation or disclosure under FIN 46.

During 2004, FGIC arranged the issuance of contingent preferred trust securities by a group of special  purpose  Trusts.  These  Trusts are  considered  variable interest  entities  under FIN 46,  however,  the Company is not  considered  the primary beneficiary and therefore is not required to consolidate the Trusts (see
Note 13).

                                        13

                    Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

4. STATUTORY ACCOUNTING PRACTICES

The  financial  statements  are prepared on the basis of GAAP,  which differs in certain  respects  from  accounting  practices  prescribed  or  permitted by the
Department.   The  National  Association  of  Insurance  Commissioners  ("NAIC")
approved the codification project ("Codification") effective January 1, 2001 and the Department adopted certain but not all provisions of Codification.

The   following   are  the   significant   differences   between  the  Company's
statutory-basis accounting practices and GAAP:

(a)   premiums are earned directly in proportion to the scheduled  principal and interest  payments  rather than in proportion  to the total  principal and interest outstanding at any point in time under GAAP;
(b)   policy  acquisition  costs are charged to current  operations  as incurred rather than as related premiums are earned under GAAP;
(c)   a contingency  reserve is computed on the basis of statutory  requirements for  the  security  of  all  policyholders,  regardless  of  whether  loss contingencies  actually  exist,  whereas  under  GAAP,  a reserve  loss is established based on an ultimate estimate of potential claim payments;
(d)   certain  assets  designated as  non-admitted  assets are charged  directly against surplus but are reflected as assets under GAAP, if recoverable;
(e)   deferred  tax assets are limited to 1) the amount of federal  income taxes paid in prior  years that can be  recovered  through  loss carry backs for existing  temporary  differences that reverse by the end of the subsequent calendar  year,  plus 2) the lesser of the  remaining  gross  deferred tax assets  expected to be realized  within one year of the balance sheet date or 10% of capital and surplus  excluding any net deferred tax assets,  EDP equipment and operating  software and any net positive  goodwill,  plus 3)
      the amount of  remaining  gross  deferred  tax  assets  that can be offset against  existing gross deferred tax liabilities.  The remaining  deferred tax assets are  non-admitted.  Deferred  taxes do not include  amounts for state  income  taxes.  Under GAAP,  state income taxes are included in the computation  of deferred  taxes,  a deferred tax asset is recorded for the amount of gross  deferred  tax assets  expected  to be  realized in future years,  and a valuation  allowance is established  for deferred tax assets not realizable.

                                        14

                    Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

4.    STATUTORY ACCOUNTING PRACTICES (CONTINUED)

(f)   purchases of tax and loss bonds are  reflected as admitted  assets;  while under GAAP they are recorded as federal income tax payments;
(g)   all fixed income  investments are carried at amortized cost rather than at fair value for securities classified as available-for-sale under GAAP;
(h)   profit   commissions   are   recognized  as  received   while  under  GAAP
      management's  best  estimate  of the  Company's  ultimate  recoverable  is accrued;
(i)   case loss  reserves are  generally  discounted  at the average  investment portfolio  yield for statutory  purposes and at the  risk-free  rate under
      GAAP; and
(j)   for statutory reporting, the financial statements for FGIC are prepared on a stand  alone  basis,  and not  consolidated  with  its two  wholly-owned subsidiaries.

Statutory-basis  surplus  of the  Company  at  December  31,  2004  and 2003 was
$1,172,600 and $1,153,500,  respectively.  Statutory-basis net income (loss) for the year ended  December 31, 2004, for the period from December 18, 2003 through
December  31, 2003,  from January 1, 2003 through  December 17, 2003 and for the year ended  December 31, 2002 was $144,100  ($1,669),  $180,091,  and  $205,476,
respectively.

5. INVESTMENTS

Investments  in fixed  maturity  securities  carried at fair value of $4,049 and
$3,900 as of December  31,  2004 and 2003,  respectively,  were on deposit  with various regulatory authorities as required by law.

                                        15

                    Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

5. INVESTMENTS (CONTINUED)

The amortized cost and fair values of  investments in fixed maturity  securities classified as available-for-sale are as follows:

                                  AMORTIZED      GROSS          GROSS       FAIR VALUE
                                               UNREALIZED    UNREALIZED
                                    COST         GAINS         LOSSES
                                --------------------------------------------------------
AT DECEMBER 31, 2004:
  Obligations of states and

    political subdivisions      $  2,461,087      $19,569      $3,090       $2,477,566
  Asset and mortgage backed          214,895       1,267          695          215,467
  U.S. Treasury securities and
    obligations of U.S.
    Government corporations
    and agencies                     131,771         559          943          131,387
  Corporate bonds                     54,655         663          236           55,082
  Debt securities issued by
    foreign governments               39,713         176           21           39,868
   Preferred stock                    19,199         311           24           19,486
                                --------------------------------------------------------
   Total                          $2,921,320      $22,545      $5,009       $2,938,856
                                ========================================================

AT DECEMBER 31, 2003:
  Obligations of states and
    political subdivisions        $2,363,870      $3,098       $  538       $2,366,430
  Asset and mortgage backed          245,394         630          394          245,630
  U.S. Treasury securities and
    obligations of U.S.
    Government corporations
    and agencies                       4,280           -           35            4,245
  Debt securities issued by
    foreign governments               44,405         737            -           45,142
  Preferred stock                     30,510          14           49           30,475
                                --------------------------------------------------------
  Total                           $2,688,459      $4,479       $1,016       $2,691,922
                                ========================================================

The  following  table  shows  gross  unrealized  losses  and fair value of fixed maturity  securities,  aggregated by investment category and length of time that individual  securities have been in a continuous  unrealized  loss position,  at
December 31, 2004:

                                        16

                    Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

5. INVESTMENTS (CONTINUED)

                               LESS THAN 12 MONTHS 12 MONTHS OR MORE         TOTAL
                               -----------------------------------------------------------
                                 FAIR   UNREALIZED  FAIRE   UNREALIZED   FAIR    UNREALIZED
                                 VALUE    LOSSES    VALUE    LOSSES      VALUE     LOSSES
                               -----------------------------------------------------------

Obligations of states and

  political subdivisions         $906,256  $3,075   $1,806      $15    $ 908,062   $3,090
Asset and mortgage backed         100,533     651    3,457      44       103,990      695
U.S. Treasury securities and
  obligations of U.S.
  government corporations and
  agencies                         83,137     943        -       -        83,137      943
Other                              44,092     257        -       -        44,092      257
Preferred stock                    13,474      24        -       -        13,474       24
                               -----------------------------------------------------------
Total temporarily impaired      $1,147,492 $4,950   $5,263      $59    $1,152,755  $5,009
  securities
                               ===========================================================

The unrealized losses in the Company's  investments were caused by interest rate increases. The Company evaluated the credit rating of these securities and noted
no deterioration. Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold these investments  until a recovery of fair value,  which may be maturity,  the Company did not consider  these  investments  to be other than temporarily impaired at December 31, 2004.

The amortized cost and fair values of investments in fixed maturity  securities, available-for-sale at December 31, 2004, by contractual maturity date, are shown below.  Expected  maturities  may differ  from  contractual  maturities  because borrowers may have the right to call or prepay  obligations with or without call or prepayment penalties.

                                                   AMORTIZED        FAIR
                                                     COST          VALUE
                                                 -----------------------------

Due one year later or less                         $     3,975   $     3,861
Due after one year through five years                  352,336       351,044
Due after five years through ten years               1,293,744     1,297,091
After ten years                                      1,271,265     1,286,860
                                                 -----------------------------
Total                                              $ 2,921,320   $ 2,938,856
                                                 =============================

For the year ended  December  31, 2004,  for the periods from  December 18, 2003 through  December  31, 2003,  January 1, 2003 through  December 17, 2003 and the year  ended  December  31,  2002,  proceeds  from  sales  of  available-for-sale securities were $178,030,

                                        17

                    Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

5. INVESTMENTS (CONTINUED)

$1,780,  $1,023,378, and $2,155,829,  respectively.  For the year ended December
31, 2004, for the period from January 1, 2003 through  December 17, 2003 and the year ended  December  31,  2002,  gross gains of $1,900,  $31,700  and  $68,600, respectively,  and gross  losses of $1,300,  $200 and $100,  respectively,  were realized on such sales.

Net investment income of the Company is derived from the following sources:

                                         SUCCESSOR                 PREDECESSOR
                               ------------------------------------------------------
                                               PERIOD         PERIOD
                                               FROM            FROM
                                                DECEMBER      JANUARY
                                               18, 2003       1, 2003
                                               THROUGH        THROUGH     YEAR ENDED
                                YEAR ENDED     DECEMBER      DECEMBER     DECEMBER
                                DECEMBER 31,      31,           17,          31,
                                    2004          2003         2003         2002
                               ------------------------------------------------------

Income from fixed maturity

  securities                       $ 97,720       $4,294      $111,075      $113,108
Income from short-term
  investments                         1,450           12         2,326         7,485
                               ------------------------------------------------------
Total investment income              99,170        4,306       113,401       120,593
Investment expenses                  (1,461)         (37)         (782)         (998)
                               ------------------------------------------------------
                               ------------------------------------------------------
Net investment income              $ 97,709       $4,269      $112,619      $119,595
                               ======================================================

As of December 31, 2004, the Company did not have more than 3% of its investment portfolio concentrated in a single issuer or industry;  however, the Company had the following investment concentrations by state:

                                 FAIR VALUE
                               ---------------

New York                         $  290,353
Florida                             218,870
Texas                               209,802
New Jersey                          170,866
Illinois                            152,995
California                          102,880
Michigan                            102,532
Massachusetts                       101,340
Pennsylvania                         97,516
Maryland                             97,136
                               ---------------
                                  1,544,290
All other states                    972,869
All other investments               562,170
                               ---------------
                                 $3,079,329
                               ===============

                                        18

                    Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

6. INCOME TAXES

For the 2003 period ending on the closing date of the  Transaction,  the Company filed its federal tax return as part of the  consolidated  return of GE Capital.
Under the tax sharing agreement with GE Capital, tax is allocated to the Company based upon its respective  contributions  to  consolidated  net income.  For the period subsequent to the closing date of the sale transaction, the Company filed its own consolidated federal return with FGIC Corporation.

The Company's  effective  federal income tax rate is less than the corporate tax rate on  ordinary  income  of  35%,  primarily  due to  tax-exempt  interest  on municipal investments.

The  following  is a  reconciliation  of federal  income  taxes  computed at the statutory rate and the provision for federal income taxes:

                                   SUCCESSOR                  PREDECESSOR
                           --------------------------- -------------------------
                                           PERIOD      PERIOD
                                            FROM       FROM
                                          DECEMBER      JANUARY
                                          18, 2003     1, 2003
                           YEAR ENDED      THROUGH     THROUGH
                            DECEMBER      DECEMBER     DECEMBER    YEAR ENDED
                               31,           31,          17,      DECEMBER 31,
                              2004          2003          2003         2002
                           -----------------------------------------------------
Income taxes computed on      $ 78,674      $ 2,785      $ 85,928     $102,691
  income before provision
  for Federal income
  taxes, at the statutory
  rate
Tax effect of:
  Tax-exempt interest          (28,015)        (979)      (26,112)     (26,788)
  Other, net                     4,037          (42)       (5,656)         (85)
                           -----------------------------------------------------
Provision for income taxes    $ 54,696      $ 1,764      $ 54,160     $ 75,818
                           =====================================================

                                        19

                    Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

6. INCOME TAXES (CONTINUED)

The tax effects of temporary  differences that give rise to significant portions of the net  deferred tax  liability at December 31, 2004 and 2003 are  presented below:

                                                          2004          2003
                                                       -------------------------
   Deferred tax assets:
     Loss and loss adjustment expense reserves           $  7,472       $ 6,026
     AMT credit carryforward                                    -           276
     Property and equipment                                    55             -
     Deferred compensation                                    623           221
     Premium revenue recognition                                -         1,129
     Capital lease                                          2,539         2,444
     Net operating loss                                         -         4,690
     Other                                                    233           426
                                                       -------------------------
   Total gross deferred tax assets                         10,922        15,212
                                                       -------------------------

   Deferred tax liabilities:
     Unrealized gains on fixed maturity securities,
       available-for-sale                                  29,156        29,462
     Deferred acquisition costs                            11,842         1,022
     Premium revenue recognition                            3,076             -
     Profit commission                                      2,343         2,108
     Foreign currency                                       3,117           916
     Other                                                    153           566
                                                       -------------------------
   Total gross deferred tax liabilities                    49,687        34,074
                                                       -------------------------
   Net deferred tax liability                            $ 38,765      $ 18,862
                                                       =========================

The Company's  2003 net operating  loss carry forwards of $13,400 was completely utilized in 2004. Based upon the level of historical taxable income, projections of future  taxable  income over the periods in which the deferred tax assets are deductible and the estimated  reversal of future taxable temporary  differences, the  Company  believes  it is more  likely  than  not that it will  realize  the benefits of these  deductible  differences  and has not  established a valuation allowance  at December  31,  2004 and 2003.  In the  opinion of  management,  an adequate  provision has been made for any  additional  taxes that may become due pending any future examinations by tax authorities.

                                        20

                    Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

7. REINSURANCE

Reinsurance  is the  commitment  by one  insurance  company (the  reinsurer)  to reimburse another insurance company (the ceding company) for a specified portion of the  insurance  risks  under  policies  insured  by  the  ceding  company  in consideration for a portion of the related premiums received. The ceding company typically will receive a ceding  commission from the reinsurer to cover costs of underwriting and acquiring the business.

The Company uses  reinsurance  to increase its capacity to write  insurance  for obligations  of large,  frequent  issuers,  to meet  internal,  rating agency or regulatory  single risk limits,  to diversify  risk and to reduce capital needs.
The Company currently arranges reinsurance on only a facultative (transaction by transaction)  basis.  Prior to 2003,  the  Company  also had treaty  reinsurance agreements  primarily for public finance  business that provided  coverage for a specified  portion of the  insured  risk under all  qualifying  policies  issued during the term of the treaty.

The Company  seeks to place  reinsurance  with  financially  strong  reinsurance companies  since, as a primary  insurer,  the Company is required to fulfill all its obligations to policyholders  even in cases where reinsurers fail to perform
their  obligations  under  the  various  reinsurance  agreements.   The  Company
regularly monitors the financial condition of its reinsurers.  Under most of the
Company's reinsurance agreements,  the Company has the right to reassume all the exposure ceded to a reinsurer (and receive all the remaining  unearned  premiums ceded) in the event of a significant  ratings  downgrade of the reinsurer or the occurrence  of certain other special  cancellation  events.  In certain of these cases, the Company also has the right to impose additional ceding commissions.

In recent years, a number of the Company's  reinsurers  have been  downgraded by
the  rating  agencies,   thereby  reducing  the  financial   benefits  of  using
reinsurance  under the rating agency capital adequacy models because the Company must allocate additional capital to the related reinsured exposure.  The Company still receives statutory credit for this reinsurance.

In  connection  with such a downgrade,  the Company  reassumed  $4,959,  $6,300,
$14,300, and $2,600, of ceded premiums for the year ended December 31, 2004, the periods from December 18, 2003 through  December 31, 2003,  from January 1, 2003
through   December  17,  2003  and  for  the  year  ended   December  31,  2002,
respectively, from the reinsurers.

The Company holds collateral under reinsurance agreements in the form of letters of credit  and trust  agreements  in various  amounts  with  various  reinsurers totaling  $56,700  at  December  31,  2004  that can be drawn on in the event of default by the reinsurer.

                                        21

                    Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

7. REINSURANCE (CONTINUED)

The  effect  of  reinsurance  on  the  balances  recorded  in  the  consolidated statements of income is as follows:

                                        SUCCESSOR                  PREDECESSOR
                                -----------------------------------------------------
                                                PERIOD      PERIOD
                                                 FROM       FROM
                                               DECEMBER      JANUARY
                                               18, 2003     1, 2003
                                 YEAR ENDED     THROUGH     THROUGH
                                 DECEMBER      DECEMBER     DECEMBER    YEAR ENDED
                                    31,           31,          17,      DECEMBER 31,
                                   2004          2003          2003         2002
                               -------------------------------------------------------

Net premiums earned               $  24,173     $ 1,236       $ 20,300      $27,000
Loss and loss adjustment
  expenses                           (4,759)          -          1,700          800

8. LOSS AND LOSS ADJUSTMENT EXPENSES

Activity in the reserve for loss and loss  adjustment  expenses is summarized as follows:

                                        SUCCESSOR                  PREDECESSOR
                                -----------------------------------------------------
                                                PERIOD      PERIOD
                                                 FROM       FROM
                                               DECEMBER      JANUARY
                                               18, 2003     1, 2003
                                 YEAR ENDED     THROUGH     THROUGH
                                 DECEMBER      DECEMBER     DECEMBER    YEAR ENDED
                                    31,           31,          17,      DECEMBER 31,
                                   2004          2003          2003         2002
                               -------------------------------------------------------

Balance at beginning of period     $ 40,467      $ 40,224      $47,868       $ 48,855
Less reinsurance recoverable         (8,065)       (8,058)      (8,371)        (9,640)
                               ----------------------------------------------------------
Net balance                          32,402        32,166       39,497         39,215
                               ----------------------------------------------------------
Incurred related to:
  Current period                     11,756             -       20,843         13,378
  Prior periods                      (5,834)          236      (27,600)       (12,877)
                               ----------------------------------------------------------
Total incurred                        5,922           236       (6,757)           501
                               ----------------------------------------------------------

Paid related to:
  Current period                          -             -            -              -
  Prior periods                      (2,197)            -         (574)          (219)
                               ----------------------------------------------------------
Total paid                           (2,197)            -         (574)          (219)
                               ----------------------------------------------------------

Net balance                          36,127        32,402       32,166         39,497
Plus reinsurance recoverable          3,054         8,065        8,058          8,371
                               ----------------------------------------------------------
Balance at end of period           $ 39,181      $ 40,467      $40,224       $ 47,868
                               ==========================================================

                                        22

                    Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

8. LOSS AND LOSS ADJUSTMENT EXPENSES (CONTINUED)

During the year ended  December 31, 2004,  current year case reserves  increased related to several structured finance transactions of one particular issuer.

During the period from  January 1, 2003 through  December 17, 2003,  the overall decrease  in case  reserves  was driven by a reduction  in  reserves  previously established on several structured finance transactions of one particular issuer.
In 2002, there was adverse  development on such transactions and a determination was made by management  that several other  transactions  related to that issuer also required case  reserves.  Prior to the  Transaction,  rather than watchlist reserves,  the Company  established  portfolio reserves based upon the aggregate average net par outstanding of the Company's  insured Mortgage Backed Securities portfolio.

9. RELATED PARTY TRANSACTIONS

Prior to the Transaction,  the Company had various  agreements with subsidiaries of General Electric Company and GE Capital. These business transactions included
certain  payroll  and  office  expenses,   investment  fees  pertaining  to  the
management of the Company's investment portfolio and  telecommunication  service charges.  Approximately $179, $1,600 and $2,200 in expenses were incurred during the year ended  December  31,  2004,  in the period from January 1, 2003 through
December  17,  2003 and for the year  ended  December  31,  2002,  respectively, related to such transactions and are reflected in the accompanying  consolidated financial statements.

As part of the  Transaction,  the Company  entered into a transitional  services agreement with GE Capital to provide certain administrative and support services in exchange for certain  scheduled fees during the 12 months  following the date of the agreement.  The Company transferred investment management services at the end of the first  quarter of 2004 to Blackrock  Financial  Management,  Inc. and
Wellington Management Company, LLP from GE Capital.

In connection  with the  Transaction,  the Company  entered into a capital lease agreement with a subsidiary of GE Capital.  The lease agreement covers leasehold improvements  made  to the  Company's  headquarters  as well  as  furniture  and fixtures, computer hardware and software used by the Company (see Note 15).

                                        23

                    Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

9. RELATED PARTY TRANSACTIONS (CONTINUED)

In connection with the  Transaction,  the Company entered into the $300,000 Soft
Capital  Facility with GE Capital as lender and  administrative  agent. The Soft
Capital  Facility,  which replaced the capital support facility that the Company previously had with GE Capital,  had an initial term of eight years. In exchange for this  commitment,  the Company paid a commitment fee which in the first year was 0.65% of the then outstanding commitment at each quarter end. This agreement was  terminated  by the Company on July 22, 2004 and was  replaced by a new soft capital facility,  "Money Market Committed Preferred Custodial Trust Securities"
("CPS Securities") (see Note 13).

The  Company  also  insured  certain   non-municipal   issues  with  GE  Capital
involvement  as sponsor of the  insured  securitization  and/or  servicer of the underlying assets. For some of these issues, GE Capital also provides first loss protection  in the event of  default.  Gross  premiums  written on these  issues amounted to $6,  $20,  and $50 for the year ended  December  31,  2004,  for the period  from  January 1, 2003  through  December  18,  2003,  and the year ended
December 31, 2002,  respectively.  As of December 31, 2004,  par  outstanding on these deals before reinsurance was $3,866.  These issues sponsored by affiliates of GE total approximately 1% of gross premiums written in 2003 and 2002.

The Company,  in the normal course of operations,  has entered into transactions with PMI affiliated companies.

As of December 31, 2004 and 2003,  receivables  from  related  parties of $0 and
$9,877, respectively, are due from GE Capital and its affiliates.

10. COMPENSATION PLANS

All  employees of the Company  participate  in the  incentive  compensation  and deferred compensation plans. Expenses incurred by the Company under compensation plans and bonuses amounted to $15,493,  $3,996,  $10,087 and $3,800 for the year ended December 31, 2004, the period from December 18, 2003 through  December 31,
2003,  the period from  January 1, 2003  through  December 17, 2003 and the year ended  December 31, 2002,  respectively,  and are reflected in the  accompanying financial statements.  During 2004,  compensation  increased primarily due to an increase in employee  headcount  Also,  during 2003 and 2002,  compensation  for certain employees was part of an allocation of expenses

                                        24

                    Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

10. COMPENSATION PLANS (CONTINUED)

from  affiliates  and  were  recorded  as  an  allocated   expense  rather  than
compensation  expense.  In 2004,  these  expenses were directly  recorded by the
Company.  The  increase  in 2003 is driven by  Transaction  related  costs which include retention bonuses and sign-on bonuses to new hires post-acquisition.

The Company offers a defined  contribution  savings plan under Section 401(k) of the Internal Revenue Code. This plan covers substantially all employees who meet minimum age and service  requirements and allows participants to defer a portion of their annual  compensation  on a pre-tax basis up to $13 for those  employees who are  under 50.  Employees  50 and older  are  allowed  to make a "catch  up"
contribution  of an  additional  $3 for 2004  under the  current  IRS code.  The
Company may make discretionary contributions to the plan on behalf of employees.
The Company  contributed  $2,532 to the plan on behalf of employees for the year ended December 31, 2004.

11. DIVIDENDS

Under New York insurance law, the Company may pay a dividend to FGIC Corporation only from earned  surplus  subject to the following  limitations:  (a) statutory surplus  after such dividend may not be less than the minimum  required  paid-in capital,  which was $72,500 in 2004 and 2003,  and (b)  dividends may not exceed the lesser of 10% of its surplus or 100% of adjusted net investment  income,  as defined by New York  insurance  law,  for the  twelve-month  period ended on the preceding  December  31,  without  the  prior  approval  of the New  York  State
Superintendent   of  Insurance.   In  connection  with  the  Transaction,   FGIC
Corporation  agreed  that no  dividends  were to be  paid by the  Company  until
December  18,  2005,  without  prior  approval  of the New York State  Insurance
Department.

During the year ended  December 31, 2004,  and the period from December 18, 2003 through December 31, 2003, the Company did not declare and pay dividends. During the period from January 1, 2003 through December 17, 2003 and for the year ended
December 31, 2002 the Company declared and paid dividends to FGIC Corporation of
$284,300 and $100,000  respectively.  These dividends  declared were approved by the New York State Superintendent of Insurance.

                                        25

                    Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

12. REVOLVING CREDIT FACILITY

FGIC  Corporation,  in  conjunction  with the  Company,  has a  $200,000  senior unsecured revolving credit facility with a maturity of 364 days from the closing of the revolving credit facility. The revolving credit facility is provided by a syndicate of banks and other  financial  institutions  led by JPMorgan Chase, as administrative agent and sole lead arranger.  During 2004, no draws were made on the revolving credit facility.

13. PREFERRED TRUST SECURITIES

On July 19, 2004,  the Company  closed a new $300,000  facility,  consisting  of
Money Market Committed  Preferred Custodial Trust Securities ("CPS Securities").
This facility replaces a $300,000 "Soft Capital" facility previously provided by
GE  Capital.  Each of six  separate  and newly  organized  Delaware  trusts (the
"Trusts"),  issues  $50,000 in perpetual  CPS  Securities  on a rolling,  28-day auction rate basis. Proceeds from these securities are invested in high quality, short-term  securities (the "Eligible Assets") and held in the respective trust.
Each Trust is solely  responsible for its obligations,  and has been established for the  purpose  of  entering  into a put  agreement  with  the  Company  which obligates  the Trust at the  Company's  discretion,  to purchase  the  perpetual
Preferred  Stock of the  Company.  In this way,  the  program  provides  capital support to the Company by allowing it to obtain  immediate access to new capital at its sole  discretion at any time through the exercise of the put options.  In connection with the  establishment  of the Trusts the Company incurred $4,638 of expenses which is included in underwriting  expenses for the year ended December
31, 2004.  During the year ended  December 31, 2004,  the Company  recorded $905 included  in  underwriting  expenses,  for the  right to put its  shares  to the trusts.  These trusts are considered  variable  interest  entities under FIN 46, however,  the Company is not considered the primary beneficiary and therefore is not required to consolidate the trusts.

14. FINANCIAL INSTRUMENTS

(a)     Fair Value of Financial Instruments

      The  following  methods  and  assumptions  were  used  by the  Company  in estimating fair values of financial instruments:

                                        26

                    Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

14. FINANCIAL INSTRUMENTS (CONTINUED)

      Fixed Maturity  Securities:  Fair values for fixed maturity securities are based on quoted market prices,  if available.  If a quoted market price is not  available,  fair values are estimated  using quoted market prices for similar  securities.  Fair value disclosure for fixed maturity  securities are included in the consolidated balance sheets and in Note 5.

      Short-term Investments:  Short-term investments are carried at cost, which approximates fair value.

      Cash and Cash Equivalents, Accrued Investment Income, Prepaid Expenses and
      Other Assets,  Receivable from Related Parties, Ceded Reinsurance Balances
      Payable,  Accounts Payable and Accrued Expenses and Payable for Securities
      Purchased:  The  carrying  amounts of these items  approximate  their fair values.

      The  estimated  fair  values of the  Company's  financial  instruments  at
      December 31, 2004 and 2003 are as follows:

                                         2004                     2003
                                ------------------------------------------------
                                 CARRYING      FAIR       CARRYING       FAIR
                                  AMOUNT       VALUE       AMOUNT       VALUE
                               -------------------------------------------------
      Financial assets:
        Cash on hand and
          in-demand accounts     $  69,292   $   69,292   $  78,645   $   78,645
        Short-term investments     140,473      140,473      14,377       14,377
        Fixed maturity
        securities               2,938,856    2,938,856   2,691,922    2,691,922

     Financial  Guaranties:  The  carrying  value  of  the  Company's  financial guaranties is represented by the unearned premium reserve,  net of deferred acquisition  costs,  loss and loss adjustment  expense reserves and prepaid reinsurance  premiums.  Estimated fair values of these guaranties are based on an estimate of the balance that is necessary to bring the future returns for the  Company's  embedded  book of  business  to a  market  return.  The estimated fair values of such financial  guaranties is $965,992 compared to a carrying  value of  $936,334  as of  December  31,  2004 and is  $830,881
     compared to a carrying value of $824,595 as of December 31, 2003.

                                        27

                    Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

14. FINANCIAL INSTRUMENTS (CONTINUED)

     As of  December  31,  2004  and  2003,  the net  present  value  of  future installment premiums was approximately $192,000 and $111,200, respectively, discounted at 5% at December 31, 2004 and 2003.

(b)     Concentrations of Credit Risk

     The  Company  considers  its  role  in  providing  insurance  to be  credit enhancement rather than credit substitution. The Company insures only those securities  that, in its judgment,  are of investment  grade  quality.  The
     Company has established and maintains its own  underwriting  standards that are based on those aspects of credit that the Company  deems  important for the  particular  category of obligations  considered for insurance.  Credit criteria  include economic and social trends,  debt  management,  financial
     management  and  legal  and   administrative   factors,   the  adequacy  of
     anticipated cash flows,  including the historical and expected  performance of  assets  pledged  for  payment  of  securities  under  varying  economic scenarios  and  underlying  levels  of  protection  such  as  insurance  or over-collateralization.

       In  connection  with  underwriting  new  issues,  the  Company  sometimes requires, as a condition to insuring an issue, that collateral be pledged or, in some instances, that a third-party guaranty be provided for a term of  the  obligation  issued  by a  party  of  acceptable  credit  quality obligated to make payment prior to any payment by the Company.  The types and extent of collateral pledged varies, but may include  residential and commercial  mortgages,  corporate  debt,  government  debt  and  consumer receivables.

       As of December 31, 2004, the Company's total  outstanding  bond principal
       insured  was  $236,777,000,   net  of  reinsurance  of  $24,394,000.  The
       Company's   insured  portfolio  as  of  December  31,  2004  was  broadly diversified  by  geography  and bond  market  sector  with no single debt issuer representing more than 1% of the Company's principal  outstanding, net of reinsurance.

                                        28

                    Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

14. FINANCIAL INSTRUMENTS (CONTINUED)

As of December 31, 2004, the composition of principal  insured by type of issue, net of reinsurance, was as follows:

                                                     NET PRINCIPAL
                                                      OUTSTANDING
                                                    -----------------
Municipal:
  Tax supported                                      $  130,710,700
  Water & sewer                                          31,472,300
  Healthcare                                              1,721,900
  Transportation                                         23,714,800
  Education                                              10,058,300
  Housing                                                   377,400
  Other                                                   4,680,700
 Non-municipal and international                         34,040,700
                                                    -----------------
Total                                                $  236,776,800
                                                    =================

As of  December  31,  2004,  the  composition  of  principal  insured  ceded  to reinsurers was as follows:

                                                    CEDED PRINCIPAL
                                                      OUTSTANDING
                                                   ------------------
Reinsurer:
  Radian Reinsurance Company                         $   8,230,000
  Ace Guaranty Inc.                                      7,948,000
  American Re-Insurance Company                          2,716,000
  RAM Reinsurance Company                                2,192,000
  Other                                                  3,308,000
                                                   ------------------
Total                                                $  24,394,000
                                                   ==================

                                        29

                    Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

14. FINANCIAL INSTRUMENTS (CONTINUED)

The Company did not have  recoverables in excess of 3% of equity from any single reinsurer.

The Company's gross and net principle and interest  outstanding was $425,600,000 and $382,800,000, respectively, as of December 31, 2004.

The Company is authorized to do business in 50 states, the District of Columbia, the Commonwealth of Puerto Rico, and in the United Kingdom.  Principal  exposure outstanding at December 31, 2004 by state, net of reinsurance, was as follows:

                                                     NET PRINCIPAL
                                                      OUTSTANDING
                                                   ------------------

California                                           $   28,244,400
New York                                                 19,714,800
Florida                                                  15,825,300
Pennsylvania                                             15,625,200
Illinois                                                 13,583,400
Texas                                                    11,197,000
New Jersey                                               10,792,600
Michigan                                                  7,984,500
Ohio                                                      6,897,700
Washington                                                6,061,800
Subtotal                                                135,926,700
Other states                                             66,809,400
Mortgage and asset backed                                33,729,700
International                                               311,000
                                                   ------------------
Total                                                $  236,776,800
                                                   ==================

                                        30

                    Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

15. COMMITMENTS

The Company leases office space under operating  lease  agreements in the United
States and the United  Kingdom.  Rent expense under the operating  lease for the year ended  December  31, 2004,  for the periods from  December 18, 2003 through
December  31, 2003,  from January 1, 2003 through  December 17, 2003 and for the year ended December 31, 2002 was $3,070, $90, $3,210, and $4,300,  respectively.
Future payments associated with these leases are as follows:

                                                      OPERATING LEASE
                                                        COMMITMENTS
                                                           AMOUNT
                                                    ---------------------
    Year ending December 31:
      2005                                               $   2,435
      2006                                                   2,537
      2007                                                   2,537
      2008                                                   1,668
      2009                                                     452
      2010 and thereafter                                    2,094
                                                    ---------------------
    Total minimum future rental payments                 $  11,723
                                                    =====================

In connection  with the  Transaction,  the Company  entered into a capital lease with a related party (an affiliate of GE), covering  leasehold  improvements and computer  equipment to be used at its home office. At the lease termination date of June 30, 2009,  the Company will own the leased  equipment.  Future  payments associated with this lease are as follows:

                                                        CAPITAL LEASE
                                                         COMMITMENTS
                                                           AMOUNT
                                                      ------------------
   Year ending December 31:
      2005                                                $  2,521
      2006                                                   1,570
      2007                                                   1,545
      2008                                                   1,390
   Thereafter                                                  265
                                                      ------------------
   Total                                                     7,291
   Less interest                                               845
                                                      ------------------
   Present value of minimum lease payments                $  6,446
                                                      ==================

                                        31

                    Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

16. COMPREHENSIVE INCOME

Accumulated other comprehensive income of the Company consists of net unrealized gains on investment securities and foreign currency translation adjustments. The components of other  comprehensive  income for the year ended December 31, 2004, the periods  from  December 18, 2003  through  December  31,  2003,  period from
January 1, 2003 through  December 17, 2003 and the year ended  December 31, 2002 are as follows:

                                                         YEAR ENDED DECEMBER 31, 2004
                                                       ----------------------------------
                                                        BEFORE       TAX       NET OF
                                                          TAX                    TAX
                                                        AMOUNT                 AMOUNT
                                                       ----------------------------------

Unrealized holding gains arising during the year         $14,928    $(5,225)   $  9,703
Less reclassification adjustment for gains realized
  in net income                                             (559)       196        (363)
                                                       ----------------------------------
                                                       ----------------------------------
Unrealized gains on investments                           14,369     (5,029)      9,340
Foreign currency translation adjustment                    6,286     (2,200)      4,086
                                                       ----------------------------------
                                                       ----------------------------------
Total other comprehensive income                         $20,655    $(7,229)   $ 13,426
                                                       ==================================

                                                         PERIOD FROM DECEMBER 18, 2003
                                                            THOUGH DECEMBER 31, 2003
                                                       -----------------------------------
                                                        BEFORE       TAX        NET OF
                                                          TAX                     TAX
                                                        AMOUNT                  AMOUNT
                                                       -----------------------------------
                                                       -----------------------------------

Unrealized holding gains arising during the period       $ 3,168    $(1,109)    $ 2,059
Less reclassification adjustment for gains realized
  in net income                                                -          -           -
                                                       -----------------------------------
                                                       -----------------------------------
Unrealized gains on investments                            3,168     (1,109)      2,059
                                                       -----------------------------------
Total other comprehensive income                         $ 3,168    $(1,109)    $ 2,059
                                                       ===================================

                                        32

                    Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

16. COMPREHENSIVE INCOME (CONTINUED)

                                                          PERIOD FROM JANUARY 1, 2003
                                                           THROUGH DECEMBER 17, 2003
                                                       -----------------------------------
                                                         BEFORE       TAX       NET OF
                                                          TAX                     TAX
                                                         AMOUNT                 AMOUNT
                                                       -----------------------------------

Unrealized holding gains arising during the period       $30,853    $(10,798)   $ 20,055
Less reclassification adjustment for gains realized
  in net income                                          (31,506)     11,027     (20,479)
                                                       -----------------------------------
Unrealized losses on investments                            (653)        229        (424)
Foreign currency translation adjustment                    6,565      (2,298)      4,267
                                                       -----------------------------------
Total other comprehensive income                         $ 5,912    $ (2,069)   $  3,843
                                                       ===================================

                                                          YEAR ENDED DECEMBER 31, 2002
                                                       ------------------------------------
                                                         BEFORE       TAX        NET OF
                                                          TAX                      TAX
                                                         AMOUNT                  AMOUNT
                                                       ------------------------------------

Unrealized holding gains arising during the year         $171,797   $(60,129)    $111,668
Less reclassification adjustment for gains realized
  in net income                                           (68,546)    23,991      (44,555)
                                                       ------------------------------------
Unrealized gains on investments                           103,251    (36,138)      67,113
Foreign currency translation adjustment                    (4,127)     1,445       (2,682)
                                                       ------------------------------------
Total other comprehensive income                         $ 99,124   $(34,693)    $ 64,431
                                                       ====================================

                                        33